                                                               Exhibit (a)(1)(B)

                             LETTER OF TRANSMITTAL

                  U.S. OFFER TO PURCHASE FOR CASH 19,843,658
                          AMERICAN DEPOSITARY SHARES
   REPRESENTING IN THE AGGREGATE 138,905,606 CLASS D SHARES OF COMMON STOCK

                                      OF

           COMPANIA ANONIMA NACIONAL TELEFONOS DE VENEZUELA (CANTV)

                                      FOR

                                $30.00 PER ADS

                                      BY

           COMPANIA ANONIMA NACIONAL TELEFONOS DE VENEZUELA (CANTV)

THE U.S. OFFER IS OPEN TO ALL HOLDERS OF AMERICAN DEPOSITARY SHARES AND CLASS D
                               SHARES OF CANTV.

  THE U.S. OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER 23, 2001, UNLESS THE U.S. OFFER IS EXTENDED.

                  THE RECEIVING AGENT FOR THE U.S. OFFER IS:

                             THE BANK OF NEW YORK

    By First-Class Mail:                  By Hand:                 By Overnight Delivery:
Tender & Exchange Department    Tender & Exchange Department    Tender & Exchange Department
        P.O Box 11248         c/o The Depository Trust Company 385 Rifle Camp Road, 5th Floor
    Church Street Station             55 Water Street          West Paterson, New Jersey 07424
New York, New York 10286-1248      Jeanette Park Entrance
                                  New York, New York 10041

                                 By Facsimile:
                       (For Eligible Institutions Only)
                                (973) 247-4077

                   For Confirmation of Facsimile, Telephone:
                                (973) 247-4076

    DELIVERY OF THIS LETTER OF TRANSMITTAL ("LETTER OF TRANSMITTAL") TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERY OF THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE RECEIVING AGENT. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    THIS LETTER OF TRANSMITTAL IS TO BE USED FOR TENDERING AMERICAN DEPOSITARY RECEIPTS ("ADRS") REPRESENTING ADSS AND SHARE CERTIFICATES REPRESENTING CLASS D SHARES.

                                              DESCRIPTION OF SECURITIES TENDERED
--------------------------------------------------------------------------------------------------------------------------------
         Name(s) and Address(es) of Registered Holder(s)
(Please Fill In, if Blank, Exactly as Name(s) Appear(s) on ADR(s)               ADSs and Class D Shares Tendered
                       or Certificate(s))                                  Attach Additional Signed List if Necessary
--------------------------------------------------------------------------------------------------------------------------------
                                                                                         Total Number of
                                                                                           Securities
                                                                   ADR or Certificate  represented by ADRs Number of Securities
                                                                  Serial Number(s) (1) or Certificates (1)     Tendered (2)
                                                                  --------------------------------------------------------------

                                                                  --------------------------------------------------------------

                                                                  --------------------------------------------------------------

                                                                  --------------------------------------------------------------
                                                                    Total Securities
--------------------------------------------------------------------------------------------------------------------------------
 (1)Need not be completed by Book-Entry ADS Holders.
 (2)Unless otherwise indicated, it will be assumed that all ADSs represented by ADRs or Class D Shares represented by
    Class D share certificates delivered to the Receiving Agent are tendered hereby. See Instruction 4.

    American Depositary Shares ("ADSs") and Class D shares of common stock ("Class D Shares") of Compania Anonima Nacional Telefonos de Venezuela (CANTV) ("CANTV") may be tendered by means of this Letter of Transmittal pursuant to the U.S. Offer (the "U.S. Offer"). Subject to prorationing, Class D Shares tendered into the U.S. Offer by each Class D shareholder will be exchanged for the number of ADSs to be purchased in the U.S. Offer from such Class D shareholder, without expense to such shareholder. Class D Shares not exchanged for ADSs will be returned to such shareholder as Class D Shares.

    All Letters of Transmittal, ADRs representing ADSs, share certificates representing Class D Shares and other required documents delivered to the Receiving Agent by holders of ADSs or Class D Shares will be deemed to constitute acknowledgment by such holders that they understand and will comply with the terms and conditions of the U.S. Offer with respect to such ADSs or Class D Shares as set forth in the U.S. Offer to Purchase dated October 24, 2001, any supplements or amendments thereto (the "U.S. Offer to Purchase"), and this Letter of Transmittal.

    Holders of ADSs (including ADSs for which Class D Shares were exchanged) accepted for payment in the U.S. Offer will receive $30.00 per ADS ($4.285714 per Class D Share (the price being paid pursuant to the U.S. Offer taking into account that seven Class D Shares are represented by each ADS)), net to the seller in cash, less any withholding taxes and without interest thereon, upon the terms and subject to the conditions set forth in the U.S. Offer to Purchase.

    This Letter of Transmittal is to be used if ADRs representing ADSs or share certificates representing Class D Shares are to be forwarded herewith. An Agent's Message (as defined in Instruction 2 below) must be utilized if delivery of ADSs is to be made by book-entry transfer to an account maintained by the Receiving Agent at the Book-Entry Transfer Facility (as defined in the U.S. Offer to Purchase) and pursuant to the procedures for book-entry transfer set forth under the section "Procedure for Tendering in the U.S. Offer; Valid Tender" in the U.S. Offer to Purchase. ADS holders who deliver ADSs by book-entry transfer are referred to herein as "Book-Entry ADS Holders".

    In the event of an inconsistency between the terms and procedures in this Letter of Transmittal and the U.S. Offer to Purchase, the terms and procedures in the Offer to Purchase shall govern. Please contact the Information Agent to discuss any inconsistency.

    Security holders whose securities are not immediately available or who cannot deliver their securities and all other documents required by this Letter of Transmittal to the Receiving Agent, or cannot complete the procedures for book-entry transfer by the expiration of the U.S. Offer security may tender their securities by following the Guaranteed Delivery Procedures set forth under the section "Procedure for Tendering in the U.S. Offer; Valid Tender" in the U.S. Offer to Purchase. See Instruction 2 of this Letter of Transmittal.

[_] CHECK HERE IF ANY OF THE ADRS REPRESENTING ADSS THAT YOU OWN HAVE BEEN
    LOST, DESTROYED OR STOLEN. SEE INSTRUCTION 10.

   Number of ADSs represented by lost, destroyed or stolen ADRs: ______________

[_] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING CLASS D SHARES HAVE BEEN
    LOST, STOLEN OR DESTROYED. SEE INSTRUCTION 10.

   Number of Class D Shares represented by lost, destroyed or stolen share certificates: ______________________________________________________________

   YOU MUST CONTACT THE DEPOSITARY DIRECTLY TO REPLACE ANY LOST, DESTROYED OR STOLEN ADRS REPRESENTING ADSS OR CERTIFICATES REPRESENTING CLASS D SHARES YOU INTEND TO TENDER.

   THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

[_] CHECK HERE IF TENDERED ADSS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE RECEIVING AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution: _____________________________________________

   DTC Account Number: ________________________________________________________

   Transaction Code Number: ___________________________________________________

[_] CHECK HERE IF TENDERED ADSS OR CLASS D SHARES ARE BEING DELIVERED PURSUANT
    TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE RECEIVING AGENT AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Owner(s): ____________________________________________

   Window Ticket Number (if any) or DTC Participant Number: ___________________

   Date of Execution of Notice of Guaranteed Delivery: ________________________

   Name of Institution that Guaranteed Delivery: ______________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby delivers to the Receiving Agent for tender and instructs the Receiving Agent to tender to Compania Anonima Nacional Telefonos de Venezuela (CANTV), a company incorporated under the laws of Venezuela (the "Company"), the above described ADSs or Class D Shares in accordance with the terms and conditions of the U.S. Offer set forth in the U.S. Offer to Purchase dated October 24, 2001 (the "U.S. Offer to Purchase") and in this Letter of Transmittal, including the rights of withdrawal set forth in the section captioned "Withdrawal Rights" in the U.S Offer to Purchase.

    The undersigned understands that the Company's acceptance of the ADSs (including ADSs for which Class D Shares have been exchanged) tendered pursuant hereto into the U.S. Offer by the undersigned will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the U.S. Offer set forth in the U.S. Offer to Purchase and in this Letter of Transmittal. Without limiting the foregoing, if the price to be paid in the U.S. Offer is amended in accordance with the U.S. Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the U.S. Offer to Purchase, the Company may not be required to accept for payment any of the ADSs (including ADSs for which Class D Shares have been exchanged) tendered hereby.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the ADSs or Class D Shares tendered hereby that the undersigned owns the ADSs or Class D Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, that the tender of the tendered ADSs or Class D Shares complies with Rule 14e-4 under the Exchange Act and that when the same are accepted by the Company pursuant to the terms and conditions of the U.S. Offer, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, together with all rights now or hereafter attaching to them, including voting rights and rights to all dividends, other distributions and payments hereafter declared, made or paid, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Receiving Agent or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the ADSs or Class D Shares tendered hereby.

    The undersigned undertakes, represents and warrants that if any provision of this Letter of Transmittal shall be unenforceable or invalid or shall not operate so as to afford the Company or the Receiving Agent or their respective agents the benefit of the authority expressed to be given in this Letter of Transmittal, the undersigned shall, with all practicable speed, do all such acts and things and execute all such documents as may be required to enable the Company or the Receiving Agent to secure the full benefits of this Letter of Transmittal.

    All undertakings, representations and warranties given pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the U.S. Offer to Purchase, this tender is irrevocable.

    The undersigned, if tendering Class D Shares with this Letter of Transmittal, hereby irrevocably appoints Gustavo Roosen, Armando Yanes and Francisco Palma, individually, the attorneys of the undersigned, each with full power of substitution, to cause such Class D Shares to be exchanged for ADSs (subject to prorationing) pursuant to the Amended and Restated Deposit Agreement among CANTV, The Bank of New York, as depositary for the ADSs, and holders from time to time of American Depositary Receipts (the "Deposit Agreement"); provided that (i) CANTV pays all fees and costs, if any, owed to the Depositary arising in connection with such exchange and (ii) CANTV returns to the undersigned all Class D Shares not exchanged for ADSs.

    Unless otherwise indicated herein in the box entitled "Special Payment Instructions," the undersigned hereby instructs the Company to issue, or cause to be issued, any ADRs representing ADSs or share certificates representing Class D Shares not tendered or accepted, in the name(s) of the registered holder(s) appearing herein in the box entitled "Description of Securities Tendered." Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," the undersigned hereby instructs the Company to return, or cause to be returned, any ADRs representing ADSs or share certificates representing Class D Shares not tendered or accepted (and accompanying documents, as appropriate), to the address(es) of the registered holder(s) appearing herein in the box entitled "Description of Securities Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, the undersigned hereby instructs the Company to (i) issue, or cause to be issued, any ADRs representing ADSs or share certificates representing Class D Shares not tendered or accepted in the name(s) of the person or persons so indicated, and (ii) return, or cause to be returned, any ADRs representing any ADSs or share certificates representing Class D Shares not tendered or accepted (and accompanying documents, as appropriate) to the address(es) of the person or persons so indicated. In the case of a book-entry delivery of ADSs, the undersigned hereby instructs the Company to credit the undersigned's account maintained at the Book-Entry Transfer Facility (including ADSs for which Class D Shares have been exchanged) with any ADSs not accepted. The undersigned recognizes that the Company will not transfer any ADSs from the name of the registered holder thereof if the Company does not accept any of the ADSs so tendered. The undersigned recognizes that the Company has no obligation to transfer any ADSs (including ADSs for which Class D Shares have been exchanged) from the name of the registered holder thereof if the Company does not accept any of the ADSs (including ADSs for which Class D Shares have been exchanged) so tendered.

    The terms and conditions of the U.S. Offer to Purchase, as from time to time supplemented or amended, shall be deemed to be incorporated in, and form part of, this Letter of Transmittal, which shall be read and construed accordingly.

    This Letter of Transmittal shall not be considered complete and valid, and delivery of the consideration pursuant to the U.S. Offer shall not be made, until the ADSs being tendered and all other required documentation have been received by the Receiving Agent as provided in the U.S. Offer to Purchase and this Letter of Transmittal.

    Unless you complete the "Special Delivery Instructions" box, the address of the holder inserted in the box entitled "Description of Securities Tendered" is the address to which your consideration will be sent. Please also state a daytime telephone number where you may be contacted in the event of any query.

--------------------------------------------------------  --------------------------------------------------------
            SPECIAL PAYMENT INSTRUCTIONS                              SPECIAL DELIVERY INSTRUCTIONS
          (See Instructions 1, 5, 6, and 7)                         (See Instructions 1, 5, 6 and 7)

  To be completed ONLY if the check for the                 To be completed ONLY if the check for the
purchase price of ADSs (including ADSs for                purchase price of ADSs (including ADSs for
which Class D Shares have been exchanged)                 which Class D Shares have been exchanged)
purchased (less the amount of any federal                 purchased (less the amount of any federal
income and backup withholding tax required to be          income and backup withholding tax required to be
withheld) or ADRs for ADSs or share certificates          withheld) or ADRs for ADSs or share certificates
for Class D Shares not tendered or not                    for Class D Shares not tendered or not
purchased or not delivered to the Receiving               purchased or not delivered to the Receiving
Agent for the tender offer are to be issued in the        Agent for the tender offer are to be mailed to
name of someone other than the undersigned.               someone other than the undersigned or to the
                                                          undersigned at an address other than that shown
  Issue check and/or certificates to:                     below the undersigned's signature(s).

Name ______________________________________                 Deliver check and/or certificates to:
               (Please Type or Print)
                                                          Name ___________________________________
Address ___________________________________                              (Please Type or Print)

___________________________________________               Address ________________________________

___________________________________________               _________________________________________
                 (Include Zip Code)
                                                          _________________________________________
___________________________________________                                (Include Zip Code)
(Tax Identification Number or Social Security Number)
      (See Substitute Form W-9 on Reverse Side)           __________________________________________
                                                          (Tax Identification Number or Social Security Number)
                                                                (See Substitute Form W-9 on Reverse Side)

--------------------------------------------------------  --------------------------------------------------------

                                   IMPORTANT

                                   SIGN HERE
                  (Please Complete Substitute Form W-9 Below)

_______________________________________________________________________________

_______________________________________________________________________________
                 (Signature(s) of ADS Holders or Shareholders)

Dated:             , 2001

(Must be signed by registered holder(s) exactly as name(s) appear(s) on ADR(s) representing the ADS(s) or share certificate(s) representing Class D Shares or by person(s) to whom ADR(s) or Class D share certificate(s) surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith. If signature is by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please set forth the following and see Instruction 5.)

Name(s) _______________________________________________________________________

_______________________________________________________________________________
                                (Please Print)

Capacity (full title) _________________________________________________________
                              (See Instruction 5)

Address _______________________________________________________________________

_______________________________________________________________________________
                             (Including Zip Code)

Area Code and Telephone Number ________________________________________________

Tax Identification or Social Security Number __________________________________
                                              (See Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)
                    (See Instructions 1 and 5 if Required)
                    FOR USE BY ELIGIBLE INSTITUTIONS ONLY,
                   PLACE MEDALLION GUARANTEE IN SPACE BELOW


Authorized Signature __________________________________________________________

Name __________________________________________________________________________
                                (Please Print)

Title _________________________________________________________________________
                                (Please Print)

Name of Firm __________________________________________________________________


Address _______________________________________________________________________
                              (Include Zip Code)

Area Code and Telephone Number ________________________________________________

Dated _________________________________________________________________________

                                 INSTRUCTIONS

          FORMING PART OF THE TERMS AND CONDITIONS OF THE U.S. OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided in the next sentence, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the ADSs or Class D Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of an ADS tendered herewith) and such holder(s) have not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal or (b) if such ADSs or Class D Shares are tendered for the account of an Eligible Institution. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND ADRS OR CLASS D SHARES CERTIFICATES; GUARANTEED DELIVERY PROCEDURE. This Letter of Transmittal is to be completed by ADS holders or Class D shareholders if ADRs or share certificates are to be forwarded herewith. An Agent's Message must be utilized if delivery of ADSs is to be made by book-entry transfer to an account maintained by the Receiving Agent at the Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer set forth in the section captioned "Procedure for Tendering in the U.S. Offer; Valid Tender" in the U.S. Offer to Purchase. ADRs representing ADSs or share certificates representing Class D Shares or confirmation of any book-entry transfer into the Receiving Agent's account at the Book-Entry Transfer Facility of ADSs delivered electronically, as well as a properly completed and duly executed Letter of Transmittal or, in the case of a book-entry transfer, an Agent's Message in lieu of this Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be delivered to the Receiving Agent at one of its addresses set forth herein by the Expiration Date (as defined in the U.S. Offer to Purchase) or the tendering ADS holder or Class D shareholder must comply with the Guaranteed Delivery Procedures set forth below and as provided in the section captioned "Procedure for Tendering in the U.S. Offer; Valid Tender" in the U.S. Offer to Purchase. If ADRs or share certificates are forwarded to the Receiving Agent in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

    Security holders whose securities are not immediately available or who cannot deliver their securities and all other required documents to the Receiving Agent or complete the procedures for book-entry transfer by the Expiration Date, as the case may be, may tender their securities by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the Guaranteed Delivery Procedures set forth in the section captioned "Procedure for Tendering in the U.S. Offer; Valid Tender" in the U.S. Offer to Purchase. Pursuant to the Guaranteed Delivery Procedures, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company must be received by the Receiving Agent by the Expiration Date and (c) ADRs or share certificates representing all tendered ADSs or Class D Shares, together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees or, in the case of ADSs held in book-entry form, a timely confirmation of the book-entry transfer of such ADSs into the Receiving Agent's account at the Book-Entry Transfer Facility together with an Agent's Message (as defined below), and any other required documents must be received by the Receiving Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

    The term "Agent's Message" means a message transmitted by means of the Book-Entry Transfer Facility to, and received by, the Receiving Agent and forming a part of a book-entry confirmation that states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the ADSs that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and the U.S. Offer to Purchase and the Company may enforce such agreement against the participant.

    The method of delivery of ADRs and Class D share certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the sole option and risk of the tendering holders of ADSs or Class D shareholders. ADRs and Class D share certificates will be deemed delivered only when actually received by the receiving agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

    No alternative, conditional or contingent tenders will be accepted. By executing this Letter of Transmittal all tendering ADS holders and Class D shareholders waive any right to receive any notice of the acceptance of their ADSs or Class D Shares for payment.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the serial number of the ADRs or certificates, the total number of ADSs or Class D Shares represented by such ADRs or certificates and the number of ADSs or Class D Shares tendered should be listed on a separate schedule attached hereto.

    4. PARTIAL TENDERS (NOT APPLICABLE TO ADS HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the ADSs or Class D Shares delivered to the Receiving Agent are to be tendered, fill in the number of ADSs which are to be tendered in the box entitled "Number of Securities Tendered". In such cases (i) a new ADR for the untendered ADSs represented by the old ADR will be sent to the person(s) signing this Letter of Transmittal or (ii) a new certificate for the remainder of the Class D Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box entitled "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the date such ADSs (including ADSs for which Class D Shares were exchanged) are accepted for payment. All ADSs evidenced by ADRs or Class D Shares represented by share certificates delivered to the Receiving Agent will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the ADSs or the Class D Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the ADR or Class D share certificates without alteration, enlargement or any change whatsoever. DO NOT SIGN THE BACK OF THE ADRs or Class D share certificates.

    If any of the ADSs or Class D Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any of the ADSs or Class D Shares tendered in the U.S. Offer are registered in different names on several ADRs or Class D share certificates, respectively, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of ADSs and Class D Shares.

    If this Letter of Transmittal or any ADRs or any share certificate or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to us of their authority to act must be submitted.

    If this Letter of Transmittal is signed by the registered holder(s) of the ADSs or Class D Shares listed and tendered hereby, no endorsements of ADRs or Class D share certificates or separate stock powers are required unless ADSs (evidenced by ADRs) or Class D Shares (evidenced by share certificates) and/or delivery of ADRs for ADSs or Class D share certificates for Class D Shares not tendered or accepted are to be issued to a person other than the registered holder(s). Signatures on such ADRs or Class D share certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the ADSs or Class D Shares listed, the ADRs or Class D share certificates must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on the ADRs representing such ADSs or Class D share certificates representing such Class D Shares. Signatures on such ADRs, Class D share certificates or stock powers must be guaranteed by an Eligible Institution.

    6. TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Company will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of ADSs or Class D Shares pursuant to the U.S. Offer. If, however, delivery of the consideration in respect of the U.S. Offer is to be made to, or (in circumstances where permitted hereby) if ADSs or Class D Shares not tendered or not accepted are to be registered in the name of, any persons other than the registered holder(s) or if tendered ADSs or Class D Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any share transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the overall consideration paid unless evidence of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued or any ADRs for ADSs or share certificates for Class D Shares not tendered or accepted for payment are to be issued or returned to a person other than the signer of this Letter of Transmittal or to an address other than that indicated in the box entitled "Description of Securities Tendered," the appropriate "Special Delivery Instructions" box and/or "Special Payment Instructions" box on this Letter of Transmittal should be completed. Holders of ADSs tendering by book-entry transfer may request that the ADSs not accepted pursuant to the U.S. Offer be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, any ADRs not accepted will be returned by crediting the account at the Book-Entry Transfer Facility designated herein.

    8. WAIVER OF CONDITIONS. In accordance with the terms of the U.S. Offer, the Company has reserved the right to waive or vary all or any of the conditions of the U.S. Offer, in whole or in part. See the section captioned, "Conditions of the U.S. Offer" in the U.S. Offer to Purchase.

    9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the U.S. Offer to Purchase, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at its address and telephone numbers set forth at the end of this Letter of Transmittal or ADS Holders and Class D shareholders may also contact their broker, dealer, commercial bank or trust company.

    10. LOST, DESTROYED OR STOLEN ADRS OR SHARE CERTIFICATES. If any ADR(s) representing ADS(s) or certificates representing Class D Shares have been lost, destroyed or stolen, the ADS holder or Class D shareholder should promptly notify the Receiving Agent by checking the appropriate box and indicate the number of ADSs or Class D Shares represented by the lost, destroyed or stolen ADRs or share certificates. The security holder will then be instructed as to the steps that must be taken in order to replace the ADR(s) or share certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed ADRs or share certificates have been complied with.

    11. BACKUP WITHHOLDING. Under U.S. federal income tax law, payments of cash that are made to a security holder with respect to ADSs (including ADSs for which Class D Shares have been exchanged) accepted for payment pursuant to the U.S. Offer may be subject to U.S. backup withholding tax unless the security holder establishes entitlement to an exemption in the manner described below. In order to avoid such backup withholding, each security holder delivering securities to the Receiving Agent should complete and sign the Substitute Form W-9 included with this Letter of Transmittal and either (a) provide its taxpayer identification number ("TIN") and certify, under penalties of perjury, that (i) the TIN so provided is correct, (ii) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or the IRS has notified the holder that the holder is no longer subject to backup withholding and (iii) the holder is a U.S. person (including a U.S. resident alien) or (b) provide an adequate basis for exemption. In general, if a holder is an individual, the TIN is the individual's Social Security number. If the Company or the Receiving Agent are not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS.

    The box in Part 3 of Substitute Form W-9 may be checked if the security holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the security holder must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. If the box in Part 3 is checked, the Company (or the Receiving Agent) or a broker or custodian may still withhold tax on any cash payments made on account of a payment pursuant to the U.S. Offer until the holder furnishes the Company or the Receiving Agent, broker or custodian with its TIN. For further information concerning backup withholding and instructions for completing the Substitute Form W-9, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

    Certain exempt recipients (including, among others, all corporations and non-U.S. individuals) are not subject to these backup withholding requirements. In order for a non-U.S. holder to qualify as an exempt recipient, that holder must submit an IRS Form W-8BEN, signed under penalties of perjury, attesting to its exempt status. An IRS Form W-8BEN may be obtained from the Receiving Agent.

    Failure to complete the Substitute Form W-9 or IRS Form W-8BEN will not, by itself, cause the ADSs or Class D Shares to be deemed invalidly tendered, but may require the Company, the Receiving Agent, a broker or custodian to withhold tax on all cash payments. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (TOGETHER WITH ADRS OR CLASS D SHARE CERTIFICATES OR CONFIRMATION BY BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY (OR A FACSIMILE COPY OF THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE RECEIVING AGENT ON OR PRIOR TO THE EXPIRATION DATE.

          TO BE COMPLETED BY ALL PERSONS TENDERING IN THE U.S. OFFER
                             (See Instruction 11)

                                 PAYER'S NAME:

------------------------------------------------------------------------------------------------------------------------------
                               Part 1--PLEASE PROVIDE YOUR TIN IN         ---------------------------------------------------
SUBSTITUTE                     THE BOX AT RIGHT AND CERTIFY BY                          Social Security Number
Form W-9                       SIGNING AND DATING BELOW                          (If awaiting TIN write "Applied For")
Department of the                                                                                 OR
Treasury                                                                  ---------------------------------------------------
Internal Revenue Service                                                            Employer Identification Number
                                                                                 (If awaiting TIN write "Applied For")
Payer's Request for Taxpayer   -----------------------------------------------------------------------------------------------
Identification Number ("TIN")  Part 2--Certificate--Under penalties of perjury, I certify that:

                               (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued for me), and

                               (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the
                                   "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                               (3) I am a U.S. person (including a U.S. resident alien).
------------------------------------------------------------------------------------------------------------------------------
Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you are subject to backup withholding, you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

Signature------------------------------------------------  Date------------------
------------------------------------------------------------------------------------------------------------------------------
Part 3--Awaiting TIN [_]

Signature------------------------------------------------  Date------------------
------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      TAX ON ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE U.S. OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
  (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, a tax on all reportable cash payments made to me thereafter may be withheld, but that such amounts may be refunded to me if I then provide a Taxpayer Identification Number within 60 days. Signature------------------------------------------------ ____
  Date------------------ ______________________________________________________
  ------------------------------------------------Name (Please Print) _________

    Questions and requests for assistance or additional copies of the U.S. Offer to Purchase, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent at its telephone numbers and location listed below.

                 The Information Agent for the U.S. Offer is:

[LOGO] Georgeson Shareholder

                                17 State Street
                           New York, New York 10004
                    (800) 223-2064 (TOLL-FREE IN THE U.S.)
                 +1 (212) 440-9800 (COLLECT OUTSIDE THE U.S.)